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DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                         GLOBAL FIXED INCOME PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO THE J.P. MORGAN TRADED GLOBAL BOND INDEX(1)
----------------------------------------------------

                                            TOTAL RETURNS(2)
                            ------------------------------------------------
                                                    AVERAGE       AVERAGE
                                                    ANNUAL     ANNUAL SINCE
                               YTD     ONE YEAR   FIVE YEARS     INCEPTION
                            ---------  ---------  -----------  -------------
PORTFOLIO--CLASS A........      11.78%     12.54%       6.62%         8.26%
PORTFOLIO--CLASS B........      11.57      12.24         N/A          6.84
INDEX--CLASS A............      11.97      12.84        7.50          9.30
INDEX--CLASS B............      11.97      12.84         N/A          6.39

1. The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, The Netherlands, New Zealand, Portugal, South Africa, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Global Fixed Income Portfolio aims to produce an attractive real rate of return by investing in fixed income securities issued by U.S. and foreign issuers including governments, agencies, supranational entities, eurobonds and corporations with varying maturities in various currencies.

For the nine months ended September 30, 1998, the Portfolio had a total return of 11.78% for the Class A shares and 11.57% for the Class B shares compared to a total return of 11.97% for the J.P. Morgan Traded Global Bond Index (the "Index"). For the one year ended September 30, 1998, the Portfolio had a total return of 12.54% for the Class A shares and 12.24% for the Class B shares compared to 12.84% for the Index. For the five-year period ended September 30, 1998, the average annual total return of Class A was 6.62% compared to 7.50% for the Index. From inception on May 1, 1991 through September 30, 1998, the average annual total return of Class A was 8.26% compared to 9.30% for the Index. From inception on January 2, 1996 through September 30, 1998, the average annual total return of Class B was 6.84% compared to 6.39% for the Index. As of September 30, 1998, the Portfolio had an SEC 30-day yield of 4.27% for the Class A shares and 4.13% for the Class B shares.

The third quarter was an exceptional period for all financial markets as the contagion widened and the risk of a global recession increased. The key event of the period was Russia's devaluation and debt default in mid-August which proved to be the catalyst for a more intense wave of risk aversion and de-leveraging. This spread initially to other emerging markets, then to global equity markets and finally to all but the "safest" fixed income markets. As a result, all yield spreads on corporate and other non-government debt paper widened significantly. Meanwhile, the parallel "flight to quality" and expectations of a global reduction in interest rates provided an extremely positive environment for the most liquid government bond markets.

While central banks downplayed the likelihood of a coordinated monetary easing, expectations that the Federal Reserve would be forced to "come to the rescue" grew throughout the quarter. This, combined with the government market's ultimate "safe haven" status prompted a strong rally in U.S. bonds, pushing the thirty-year yield down 65 basis points to a low of 4.98%. The more recent implementation of a quarter point reduction in the Fed Funds Rate was greeted with some disappointment although the market continues to price in further substantial easing by mid 1999. While the U.S. bond market was clearly the best performer over the quarter, core European markets and the U.K. market also performed well, supported by identical lower interest rate expectations and safe haven factors. Japanese bonds performed broadly in line with core Europe supported by an unexpected 20 basis point cut in the overnight call rate. Excluded from this strong global rally were less liquid markets such as Denmark and Sweden and bonds in commodity sensitive countries such as Australia and Canada which were adversely affected by rising pressure on their currencies.

The quarter was particularly negative for the U.S. currency which weakened not only on lower interest rate prospects but also the Clinton factor and the high exposure of U.S. banks to Latin America. The U.S. currency depreciated 2.1% versus the Japanese yen and generally 7-9% versus the European currencies, thereby enhancing global portfolio returns in U.S. dollar terms.

While the performance of the Portfolio in absolute terms was good, relative performance over the quarter was disappointing, largely due to non-government bond holdings. Other negative factors were our underweight exposure to the Japanese market and currency, and our overweight exposure to the Australian, Swedish and Danish markets for part of the period.

In terms of strategy, we increased our duration to approximately 0.2 years longer than the benchmark, adding AA/AAA names in the non-government market which we viewed as representing good relative value. However, given the degree of volatility currently associated with these holdings and financial markets' increasing concern with solvency risk, we viewed it as prudent to reduce our risk in other areas. We therefore cut back on our overweight position in the peripheral European markets taking our exposure to neutral.

The risk of serious damage to the world economy is clearly increasing. Forty percent of the world is already in recession and growth is slowing in virtually all countries. Financial markets and banking sector confidence is also falling rapidly. In light of this, we believe that the Federal Reserve will ease monetary policy further over coming quarters although we expect them to take a gradualist approach. While we do not expect any interest rate cuts in core Europe ahead of monetary union, we see an easing as a likely first move from the European Central Bank if the global slump and dollar weakness persist. However, although a multilateral easing would clearly be an important factor in restoring global confidence, it would not necessarily provide a sufficient boost to world growth. We therefore see the global economy as still being vulnerable to further negative shocks. This leads us to remain neutral to long interest rate exposure in the dollar bloc and Europe despite the already extended valuation levels of these markets until greater clarity emerges as to the direction of the global economy. We remain underweight in Japan, believing that markets will eventually price in a higher risk premium for Japanese bonds given the deeply imbedded structural problems, particularly within the banking sector.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Ram Willner
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

    FACE
   AMOUNT                                                           VALUE
    (000)                                                           (000)
-------------                                                      --------
FIXED INCOME SECURITIES (90.8%)
  AUSTRALIAN DOLLAR (0.7%)
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS- GLOBAL (0.7%)
AUD       500   Federal National Mortgage Association-Global
                 6.375%, 8/15/07                                   $    316
                                                                   --------
  BRITISH POUND (8.6%)
    GOVERNMENT BONDS (8.6%)
GBP       300   United Kingdom Conversion Gilt 9.00%, 7/12/11           704
          125   United Kingdom Treasury Gilt 8.00%, 6/10/03             237
        1,300   United Kingdom Treasury Gilt 8.50%, 7/16/07           2,754
                                                                   --------
                                                                      3,695
                                                                   --------
  CANADIAN DOLLAR (5.8%)
    GOVERNMENT BONDS (5.8%)
CAD     2,300   Government of Canada 8.75%, 12/01/05                  1,851
          750   Government of Canada, Series A55, 8.00%, 6/01/23        671
                                                                   --------
                                                                      2,522
                                                                   --------
  DANISH KRONE (2.0%)
    GOVERNMENT BONDS (2.0%)
DEK     4,800   Kingdom of Denmark 8.00%, 5/15/03                       868
                                                                   --------
  EUROPEAN CURRENCY UNIT (1.0%)
    GOVERNMENT BONDS (1.0%)
ECU       350   Bons du Tresor a Taux Fixe et a Interet Annuel
                 4.50%, 7/12/03                                         426
                                                                   --------
  FRENCH FRANC (3.1%)
    GOVERNMENT BONDS (3.1%)
FRF     6,500   Government of France O.A.T. 6.00%, 10/25/25           1,347
                                                                   --------
  GERMAN MARK (16.6%)
    CORPORATE BONDS (1.0%)
DEM       700   Kredit Fuer Wiederaufbau 5.00%, 1/04/09                 444
                                                                   --------
    EUROBONDS (1.8%)
        1,200   Landeskreditbank Baden-Wuerttemberg Financial
                 6.625%, 8/20/03                                        802
                                                                   --------

    FACE
   AMOUNT                                                           VALUE
    (000)                                                           (000)
-------------                                                      --------
    GOVERNMENT BONDS (13.8%)
   DEM  1,300   Deutschland Republic, Series 91, 8.375%, 5/21/01   $    872
        2,400   Deutschland Republic, Series 94, 6.25%, 1/04/24       1,728
          400   Deutschland Republic, Series 95, 6.50%, 10/14/05        277
        4,300   Treuhandanstalt 7.50%, 9/09/04                        3,067
                                                                   --------
                                                                      5,944
                                                                   --------
                                                                      7,190
                                                                   --------
  ITALIAN LIRA (8.8%)
    GOVERNMENT BONDS (8.8%)
ITL 1,100,000   Italian Buoni Poliennali del Tesoro 6.00%,
                 5/15/00                                                689
    2,800,000   Italian Buoni Poliennali del Tesoro 10.00%,
                 8/01/03                                              2,135
    1,200,000   Italian Buoni Poliennali del Tesoro 9.50%,
                 2/01/06                                                964
                                                                   --------
                                                                      3,788
                                                                   --------
  JAPANESE YEN (3.1%)
    GOVERNMENT BONDS (3.1%)
JPY   150,000   International Bank for Reconstruction &
                 Development 4.75%, 12/20/04                          1,363
                                                                   --------
  NETHERLANDS GUILDER (4.1%)
    GOVERNMENT BONDS (4.1%)
NLG     2,900   Netherlands Government, Series 1, 8.25%, 2/15/02      1,757
                                                                   --------
  SPANISH PESETA (4.3%)
    GOVERNMENT BONDS (4.3%)
ESP   200,000   Spanish Government 5.25%, 1/31/03                     1,491
       50,000   Spanish Government 5.15%, 7/30/09                       359
                                                                   --------
                                                                      1,850
                                                                   --------
  SWEDISH KRONA (1.6%)
    GOVERNMENT BONDS (1.6%)
SEK     4,900   Swedish Government 6.00%, 2/09/05                       673
                                                                   --------
  UNITED STATES DOLLAR (31.1%)
    ASSET BACKED SECURITIES (2.5%)
U.S.$     130   California Infrastructure (Southern California
                 Edison), Series 97-1, Class A7, 6.42%, 12/26/09        132

    FACE
   AMOUNT                                                           VALUE
    (000)                                                           (000)
-------------                                                      --------
  UNITED STATES DOLLAR (CONTINUED)

    ASSET BACKED SECURITIES (CONTINUED)

U.S.$     460   Delta Funding Home Equity Loan Trust, Series
                 97-1, 7.21%, 4/25/29                              $    487
          425   Mid-State Trust, Series IV A, 8.33%, 4/01/30            475
                                                                   --------
                                                                      1,094
                                                                   --------
    COLLATERALIZED MORTGAGE OBLIGATIONS (1.3%)
          533   Asset Securitization Corp., Series 95-MD4 A1,
                 CMO, 7.10%, 8/13/29                                    563
                                                                   --------
    CORPORATE BONDS AND NOTES (4.8%)
      (e) 500   BankAmerica Institutional, Series B, 7.70%,
                 12/31/26                                               518
      (e) 250   Farmers Exchange Capital, 7.05%, 7/15/28                246
      (e) 150   First Chicago Corp., 7.75%, 12/01/26                    161
          150   General Motors 6.75%, 5/01/28                           154
      (e) 385   Goldman Sachs Group, 6.25%, 2/01/03                     401
      (e) 300   Metropolitan Life Insurance 7.45%, 11/01/23             303
      (e) 300   Nationwide Mutual Insurance 7.50%, 2/15/24              299
                                                                   --------
                                                                      2,082
                                                                   --------
    EUROBONDS (1.0%)
          400   Deutsche Ausgleichsbank, Series E, MTN, 5.125%,
                 9/22/03                                                406
                                                                   --------
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS (21.5%)
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.8%)
          750   5.75%, 6/15/05                                          785
                                                                   --------
      U.S. TREASURY BONDS (7.7%)
        2,900   6.25%, 8/15/23                                        3,321
                                                                   --------
      U.S. TREASURY NOTES (12.0%)
        1,000   6.25%, 10/31/01                                       1,053
        2,400   7.50%, 2/15/05                                        2,813
        1,305   3.625%, 1/15/08 (Inflation Indexed)                   1,309
                                                                   --------
                                                                      5,175
                                                                   --------
                                                                      9,281
                                                                   --------
                                                                     13,426
                                                                   --------
TOTAL FIXED INCOME SECURITIES (Cost $36,576)                         39,221
                                                                   --------
    FACE
   AMOUNT                                                           VALUE
    (000)                                                           (000)
-------------                                                      --------
SHORT-TERM INVESTMENT (3.5%)
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.5%)
    FEDERAL HOME LOAN BANK DISCOUNT NOTES (3.5%)
U.S.$   1,500   5.20%, 10/06/98 (Cost $1,499)                      $  1,499
                                                                   --------
FOREIGN CURRENCY (0.0%)
ITL        66   Italian Lira (Cost $0)                                   --
                                                                   --------
TOTAL INVESTMENTS (94.3%) (Cost $38,075)                             40,720
                                                                   --------

OTHER ASSETS AND LIABILITIES (5.7%)
  Other Assets                                                       20,857
  Liabilities                                                       (18,402)
                                                                   --------
                                                                      2,455
                                                                   --------
NET ASSETS (100%)                                                  $ 43,175
                                                                   --------
                                                                   --------

CLASS A:
--------
NET ASSETS                                                          $42,820
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,476,594 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                  $  12.32
                                                                   --------
                                                                   --------

CLASS B:
--------
NET ASSETS                                                             $355
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 28,921 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                  $  12.28
                                                                   --------
                                                                   --------

------------------------------

(e) -- 144A Security -- Certain conditions for public sale may exist. CMO -- Collateralized Mortgage Obligation
MTN  --  Medium Term Note
Inflation Indexed Security -- Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on September 30, 1998.